UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2001

                          LIONS GATE INVESTMENT LIMITED
             (Exact name of registrant as specified in its charter)

                                     Nevada
                            (State of Incorporation)

                                     0-32523
                            (Commission File Number)

                                   98-0222710
                     (I.R.S. Employer Identification Number)

                           2271 Flanders Avenue, S.W.
                         Calgary, Alberta T2T 5K9 Canada
          (Address of principal executive offices, including zip code)

                                  (403)606-7696
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.  Change in Fiscal Year.
-------------------------------

By resolution dated September 13, 2001, the Registrant's board of directors changed the Registrant's fiscal year end from October 31 to July 31. The Registrant became a reporting issuer on June 8, 2001, 60 days after filing its initial Form 10SB. The Registrant will be filing its first Form 10KSB for the fiscal year ending July 31, 2001 on or before October 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LIONS GATE INVESTMENT LIMITED

                                  Per:  /s/ N. Desmond Smith
                                        ----------------------------------------
                                        N. Desmond Smith, President and Director